Scudder
Pathway Series:

Conservative Portfolio

Balanced Portfolio

Growth Portfolio

Semiannual Report
March 31, 1998

Pure No-Load(TM) Funds

For investors seeking professionally managed and diversified portfolios from
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A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

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

                             Scudder Pathway Series

--------------------------------------------------------------------------------
Conservative Portfolio    Date of Inception:  11/15/96    Ticker Symbol:  SCPCX
Balanced Portfolio        Date of Inception:  11/15/96    Ticker Symbol:  SPBAX
Growth Portfolio          Date of Inception:  11/15/96    Ticker Symbol:  SPGRX
--------------------------------------------------------------------------------

o For the six-month period ended March 31, 1998, Scudder Pathway Series Portfolios provided positive returns in an increasingly volatile environment.

o Market weakness in the fourth quarter of 1997 gave way to strong performance in the first quarter of 1998, as fears subsided over the Asian crisis and economic growth remained healthy.

o Bond prices generally rose over the six months as the benchmark 30-year Treasury yield slipped below 6%, federal borrowing continued to shrink, and inflation remained benign.

o Overseas, European bourses on average bested the U.S. stock market, while the Far East (including the Japanese) and Latin American markets continued to struggle with the effects of the Asian financial crisis.


                                Table of Contents

   3  Letter from the Series'        Balanced Portfolio                 20  Financial Statements
      President
                                       11  Portfolio Highlights         28  Notes to Financial
   4  Portfolio Management                                                  Statements
      Discussion                       12  Performance Update
                                                                        30  Shareholder Meeting
   7  Glossary of Investment           13  Portfolio Summary                Results
      Terms
                                       18  Investment Portfolio         36  Officers and Trustees
Conservative
Portfolio                              26  Financial Highlights         37  Investment Products
                                                                            and Services
   8  Portfolio Highlights           Growth Portfolio
                                                                        38  Scudder Solutions
   9  Performance Update               14  Portfolio Highlights

  10  Portfolio Summary                15  Performance Update

  17  Investment Portfolio             16  Portfolio Summary

  25  Financial Highlights             19  Investment Portfolio

                                       27  Financial Highlights


                           2 - Scudder Pathway Series

                        Letter from the Series' President

Dear Shareholders,

     The six-month period covered by this report was a good test for the Pathway Series Portfolios. The period began under the cloud of the Asian financial crisis and the market correction in October. Concerns eased by the beginning of 1998, as the anticipated flood of cheap imports from Asia and sharply lower corporate earnings for U.S. corporations failed to appear. Meanwhile, the U.S. economy remains healthy and things are looking up in many foreign markets, especially Europe.

     While valuations of U.S. stocks are relatively high from our standpoint, we think that many opportunities remain for long-term investors. Given the ongoing uncertainties surrounding Asia and the potential for volatility to reemerge in the months ahead, we believe the Pathway Series Portfolios offer a convenient and diversified way to navigate the complexities of the markets. On the following pages, lead portfolio manager Ben Thorndike discusses the market environment and the team's approach to seeking consistent and superior returns over the long term while managing overall portfolio risk.

     At the beginning of 1998, the Series' investment adviser changed its name to Scudder Kemper Investments, Inc. from Scudder, Stevens & Clark, Inc., reflecting the acquisition of a majority interest in Scudder by Zurich Insurance Company, and the combining of Scudder's business with that of Zurich Kemper Investments, Inc. We think this combination is very positive, and will provide the management team with expanded resources in managing the Portfolios.

     For those of you who are interested in new Scudder products, we recently introduced three new industry sector funds that comprise the Choice Series:
Scudder Financial Services Fund, Scudder Health Care Fund, and Scudder Technology Fund. In addition, April 6th marked the debut of our latest entrant in the growth and income category, Scudder Real Estate Investment Fund. For further information on any of these new funds, please call 1-800-225-2470.

     Thank you for your continued investment in Scudder Pathway Series. If you have any questions about your account, please call Scudder Investor Relations at the toll-free number above, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Pathway Series

                           3 - Scudder Pathway Series

                         Portfolio Management Discussion

In the following interview, Ben Thorndike, lead portfolio manager of Scudder Pathway Series, discusses the market environment and the team's investment strategy during the six-month report period.

Q: The fourth quarter of 1997 and the first quarter of 1998 were two contrasting environments for investors. How would you summarize this six-month period?

A: The deepening Asian crisis heightened concerns over slowing earnings growth in the United States, a significant exporter to Asia. Sharply lower currencies in Asia and other regions have had the effect of making U.S. exports more expensive to foreign customers. Investors worried about this in the fourth quarter, especially with respect to companies that derive a major portion of their revenues from sales to Asia.

Q: The first quarter of 1998 was a different story, wasn't it?

A: Yes, market sentiment reversed in the first quarter. The domestic and foreign equity markets managed to shrug off concerns over Asia, at least temporarily, and the major market indices continued to move up strongly. In the United States, the economy continued to expand at a healthy clip, and inflation and interest rates were benign. Large-cap stocks retained their leadership role, as investors have sought their favorable qualities and liquidity. At the same time, small-caps have turned in attractive but more modest returns. While value stocks were the big winners for the calendar year 1997, large-cap growth stocks have been the best performers since the beginning of the year. Overall, the U.S. stock market continues to deliver impressive performance, with a 17.22% six-month return and a 48.00% 12-month return for the S&P 500 Index as of March 31, 1998.

Q: Fixed income securities play an important role in reducing overall portfolio volatility. How did this sector perform?

A: Interest rates rose ever so slightly in the fourth quarter of 1997, but slipped below 6% for the remainder of the six-month period. Despite continued reports of strong economic growth, the benign inflation environment provided downward pressure on yields and support for bond prices. This low rate environment has been a boon to home sales as well as mortgage refinancings. High yield corporate bonds, which have been influenced positively by the healthy economy and a rising equity market, continued to experience strong demand from investors. While domestic and established foreign bond market returns have been attractive, emerging markets bonds have outperformed both year-to-date.

Q: Why did each Portfolio underperform its respective composite benchmark?

A: The last six months was a unique period in which short-term market activity did not favor our longer-term, diversified investment approach. We are not at all discouraged by this performance because our strategy entails gradual, long-term investment allocations. As a result, the Portfolios may underperform their benchmarks during short periods. It's worth noting, however, that the performance since inception of each Portfolio relative to its benchmark is more competitive than for the six-month period.

                           4 - Scudder Pathway Series

 Market Performance^1
 Total returns for the periods ended March 31, 1998
 ---------------------------------------------------

                                 6-month    12-month
 ---------------------------------------------------
   S&P 500 Index                 17.22%      48.00%
   Small-cap stocks               6.37       42.01
   International equities         5.73       18.61
   Emerging markets equities    -12.41      -13.44
   U.S. bonds                     4.55       11.99
   U.S. high yield bonds          5.44       14.77
   International bonds           -0.29        2.84
   Emerging markets bonds         0.87       17.98
   Cash                           2.64        5.58




Q: You've increased the exposure to fixed income funds in each Portfolio. Why?

A: This gradual shift over the six months reflects our belief in the relatively attractive values presented by fixed income securities and the potential for further bond market gains. In addition, we have been concerned about the relatively high valuations of many U.S. stocks, which have provided excellent returns. This does not mean we are abandoning our significant commitment to equity funds. In fact, each Portfolio still maintains substantial holdings in this area according to allowable ranges. The increase was accomplished by investing cash flows and reducing our allocation to the money market fund in some cases.

Q: Some think that the foreign stock markets are attractively valued compared to the U.S. stock market.
What do you think?

A: We believe there are a number of foreign markets which offer relatively attractive values versus domestic equities. In fact, many people don't realize that the foreign equity markets in aggregate outperformed U.S. equities 14.71% versus 13.94% during the first quarter.2 While it may take more time to work out the problems in Asia, we think there are a number of foreign markets that have great growth prospects going forward. In each Portfolio we have exposure to these markets through several international and regional funds, as appropriate to each Portfolio's investment objective.


----------
^1 Total return performance as of 3/31/98. Indices are unmanaged, include reinvestment of dividends, and do not represent the performance of any Scudder fund. Unlike fund returns, indices do not reflect fees and expenses.
Definitions: Small-cap -- Russell 2000; International -- MSCI Europe, Australia, and Far East; Emerging Market Equities -- MSCI Emerging Markets Free; U.S. Bonds -- Lehman Brothers Aggregate Bond; U.S. High Yield Bonds -- Merrill Lynch High Yield; International Bonds -- JP Morgan Non-U.S. Global Government Bond; Emerging Market Bonds -- JP Morgan EMBI+ Composite; and Cash -- Lehman Brothers 3-month Treasury bill. Past performance is no guarantee of future returns.


^2 Morgan Stanley Capital International indices: EAFE and USA for the three months ended March 31, 1998.


                           5 - Scudder Pathway Series

Q:  What is your outlook?

A: Equity valuations remain high; profits are slowing; and Asia is still troubled. Is it time to run and hide? Probably not. We think the powerful forces of growth and disinflation will continue to lure domestic and foreign investors toward U.S. financial assets. In a slow growth environment with little inflation, we believe interest rates can move lower. We believe it is a time for investors to diversify their portfolios and to accept the current environment of increased volatility. Longer term, investors who can ride it out will likely receive still further rewards.


                              The Pathway Approach

      The Pathway Series is designed to provide investors with convenient, economical options that incorporate professional management into diversified, long-term portfolios. Each Portfolio is managed with the following investment principles in mind:

      o Diversification -- The multiple fund holdings of each Portfolio, in combination with the diversification of the underlying funds, help to smooth out volatility and provide exposure to a variety of opportunities.

      o Tailored Asset Allocation -- Ranges for all major asset classes have been established for each Portfolio. These ranges are derived from the risk profile which is deemed appropriate for each Portfolio's objective.

      o Equity Emphasis -- In each Portfolio we believe that at most times equities will play an important role, given their long-term, favorable return characteristics.

      o Global Opportunities -- Many promising opportunities lie beyond the boundaries of the United States. Therefore, a global emphasis is imbedded in our fund selection process.

      o Long-Term View -- We believe market timing is at best an uncertain, and at worst, a disastrous investment strategy. Accordingly, asset class shifts within the Portfolios are expected to be modest and infrequent.

      These principles, combined with the expertise applied to the management of the underlying fund portfolios, are designed to create a complete investment program and serve as a core component in an investor's portfolio.

                           6 - Scudder Pathway Series

                          Glossary of Investment Terms

 ASSET ALLOCATION                 The distribution of assets among the major
                                  asset classes, such as stocks, bonds, and money market instruments. The asset allocation decision is based on an investor's objective, investment horizon, and risk tolerance. For example, an investor with a long-term investment horizon who is comfortable assuming additional risk in seeking higher returns may decide to allocate a higher proportion to stocks than bonds or money markets.

 DIVERSIFICATION                  The spreading of risk by investing in several
                                  asset categories, industry sectors, or
                                  individual securities. An investor with a broadly diversified portfolio will likely receive some protection from the price declines of an individual asset class.

 FUNDAMENTAL RESEARCH             Analysis of companies based on the projected
                                  impact of management, products, sales, and earnings on balance sheets and income statements. Distinct from technical analysis, which evaluates the attractiveness of a stock based on historical price and trading volume movements, rather than the financial results of the underlying company.

 GROWTH STOCK                     Stock of a company that has displayed
                                  above-average earnings growth and is expected to continue to increase profits rapidly going forward.

 MARKET CAPITALIZATION            The value of a company's outstanding shares
                                  of common stock, determined by multiplying the number of shares outstanding by the share price (Shares x Price = Market
                                  Capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

 OVER/UNDER WEIGHTING             Refers to the allocation of assets -- usually
                                  by sector, industry, or country -- within a portfolio relative to a benchmark index, (i.e., the S&P 500) or an investment universe. For example, an investment portfolio that overweights financial stocks holds a higher percentage of finance stocks than the comparative benchmark.

 VALUE STOCK                      A company whose stock price does not fully
                                  reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                           7 - Scudder Pathway Series

                              Portfolio Highlights

                         Pathway Conservative Portfolio

Pathway Conservative Portfolio seeks current income and secondarily long-term growth of capital by investing substantially in bond mutual funds, with some exposure to equity mutual funds.

For the six-month period ended March 31, 1998, the Portfolio provided a total return of 5.27%, which compares to the 4.55% return of the unmanaged Lehman Aggregate Bond Index and the 7.45% return of the Portfolio's composite benchmark for the same six-month period. Longer term, the Portfolio's performance from its commencement of operations has exceeded that of its composite benchmark.

Equity funds comprise a minority holding in the Portfolio, but they made a significant contribution to performance over the six months. As valuations of U.S. stocks rose along with a corresponding increase in perceived risk, we gradually increased our emphasis on fixed income funds and the money market fund, and reduced the equity fund weighting. Fixed-income securities, on their own merits, appear to offer value, and fit well with the Portfolio's conservative approach. As a result, we reduced the Portfolio's allocation of equity funds from 36% to 32% of assets and increased fixed income fund holdings from 55% to 62% over the six months ended March 31,1998. Holdings of the money market fund declined from 9% to 6% over the same period.

The majority of the Portfolio's fixed income investments were invested in Income Fund -- a diversified, primarily investment grade bond fund. We maintained a smaller position in GNMA Fund -- a fund that invests primarily in Government National Mortgage Association securities. Together, these two funds were valuable holdings during the volatile period in a stock market. The Portfolio also continued to hold modest positions in Emerging Markets Income Fund and High Yield Bond Fund, both of which outperformed their respective investment universes during the period. Representing the Portfolio's most conservative holding, Cash Investment Trust -- a money market fund -- constituted 6% of assets at the end of the period.

The equity portion of the Portfolio -- which represented smaller, but significant holdings -- overall provided strong returns and valuable diversification. The volatile and rapidly changing nature of the U.S. stock market during the six months was difficult for many investors, with stock funds most closely replicating the S&P 500 Index providing the best returns. Small overseas positions in International Fund and Emerging Markets Growth Fund provided additional diversification to the Portfolio.


                           8 - Scudder Pathway Series

Performance Update as of March 31, 1998
-----------------------------------------------------------------------------
Portfolio Index Comparisons
-----------------------------------------------------------------------------
SCUDDER PATHWAY SERIES: CONSERVATIVE PORTFOLIO
----------------------------------------------
                         Total Return
----------------------------------------------
Period Ended  Growth of                Average
3/31/97        $10,000    Cumulative   Annual
----------------------------------------------
1 Year         $11,846       18.46%     18.46%
Life of
Portfolio*     $12,105       21.05%     14.94%
----------------------------------------------
LBAB INDEX (60%), S&P 500 INDEX (25%),
MSCI ALL COUNTRY (EX U.S.) INDEX (5%),
3-MONTH T-BILL (10%)
----------------------------------------------
                         Total Return
----------------------------------------------
Period Ended  Growth of                Average
3/31/97        $10,000    Cumulative   Annual
----------------------------------------------
1 Year         $11,984       19.84%     19.84%
Life of
Portfolio*     $11,915       19.15%     14.06%
----------------------------------------------
* The Portfolio commenced operations on November 15, 1996.
  Index comparisons begin November 30, 1996.

-----------------------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Pathway Series: Conservative Portfolio
Year            Amount
----------------------
11/96*         $10,000
12/96          $10,000
3/97           $10,093
6/97           $10,847
9/97           $11,357
12/97          $11,436
3/98           $11,956

LBAB Index
Year            Amount
----------------------
11/96*         $10,000
12/96          $ 9,907
3/97           $ 9,852
6/97           $10,215
9/97           $10,554
12/97          $10,865
3/98           $11,033

LBAB Index (60%), S&P 500 Index (25%),
MSCI All Country (ex U.S.) Index (5%),
3-month T-Bill (10%)
Year            Amount
----------------------
11/96*         $10,000
12/96          $ 9,893
3/97           $ 9,942
6/97           $10,662
9/97           $11,088
12/97          $11,331
3/98           $11,915

The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. The S&P 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

-----------------------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended March 31
-----------------------------

                       1997*     1998
                      ----------------
Net Asset Value...    $11.97    $13.21
Income Dividends..    $  .14    $  .62
Capital Gains
Distributions.....    $  .15    $  .30
Portfolio Total
Return (%)........      2.19     18.46
Blended Index Total
Return (%)........      -.58     19.84

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained some of the Underlying Fund's expenses, the total return for the Portfolio would have been lower.

                           9 - Scudder Pathway Series

PORTFOLIO SUMMARY as of March 31, 1998
-----------------------------------------------------------------------------
PATHWAY CONSERVATIVE PORTFOLIO
-----------------------------------------------------------------------------
ASSET ALLOCATION
-----------------------------------------------------------------------------
Money Market                        6%
Fix Income                         62%
Equity                             32%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Portfolio's emphasis on fixed
income funds was enhanced by
the strong performance of its
domestic equity fund holdings.

-----------------------------------------------------------------------------
ASSET CLASS RANGES
-----------------------------------------------------------------------------

CONSERVATIVE PORTFOLIO

Money Market                          0-15%
Fixed Income Funds                   40-80%
Equity Funds                         20-50%

Portfolio allocations are derived
from the risk profile for the
Fund; changes are expected to
be modest and infrequent.

-----------------------------------------------------------------------------
PORTFOLIO HOLDINGS
-----------------------------------------------------------------------------
--------------------------------------------
Scudder Income Fund                     46%
--------------------------------------------
Scudder GNMA Fund                       10%
--------------------------------------------
Scudder Growth and Income Fund          10%
--------------------------------------------
Scudder Classic Growth Fund              7%
--------------------------------------------
Scudder Large Company Value Fund         7%
--------------------------------------------
Scudder Cash Investment Trust            6%
--------------------------------------------
Scudder International Fund               4%
--------------------------------------------
Scudder High Yield Bond Fund             4%
--------------------------------------------
Scudder Small Company Value Fund         3%
--------------------------------------------
Scudder Emerging Markets Income Fund     2%
--------------------------------------------
Scudder Emerging Markets Growth Fund     1%
--------------------------------------------
                                       100%
--------------------------------------------

Income Fund, which anchors the
Portfolio's holdings, was increased
over the six-month period due to the
relatively attractive long-term
characteristics of this area.

-----------------------------------------------------------------------------
For more complete details about the Portfolio's investments, see page 17. A monthly Investment Portfolio Summary is available upon request.

                           10 - Scudder Pathway Series

                              Portfolio Highlights

                           Pathway Balanced Portfolio

Pathway Balanced Portfolio seeks a balance of growth and income by investing in a mix of money market, bond, and equity mutual funds.

For the six-month period ended March 31, 1998, the Portfolio provided a total return of 5.59%, which compares to the 10.66% return of the Portfolio's composite benchmark for the same six-month period. Because our strategy entails gradual, long-term investment allocations, we expect that the Portfolio may underperform its benchmark during short periods. Longer term, the Portfolio's performance since inception has been more competitive than for the six-month period, and we believe the recent underperformance is a short-term phenomenon.

Although equity funds continue to comprise a majority holding in the Portfolio, we reduced our overall equity and money market fund positions throughout the period in favor of fixed income funds. At the end of the period, the proportion invested in equity versus fixed income funds stood at 55% and 43%, respectively. These changes were made as a result of the rising valuations of U.S. stocks and a corresponding increase in perceived risk. Fixed-income securities, by contrast, offer value and defensive qualities.

The Portfolio's domestic equity fund holdings benefited from the strong performance of the U.S. stock market during the six months, and our allocation there remained unchanged throughout the period. Growth and Income Fund and Classic Growth Fund were solid contributors to performance in this area, but lagged the top returns of large-cap stocks. Development Fund, which invests in small- and mid-cap growth stocks, also benefited, but provided more modest returns. Reductions in the equity fund allocation were achieved by reducing the Portfolio's international equity holdings. International Fund's positive performance was tempered by the Asian market fallout, which also contributed to Emerging Markets Growth Fund's negative return for the period.

Among the Portfolio's fixed income fund holdings, Income Fund anchored the Portfolio during an increasingly volatile environment for equities. This Fund was the principal vehicle for our increased emphasis on fixed income funds. We maintained a smaller position in High Yield Bond Fund, which continued to outperform its benchmark, and relatively small positions in Emerging Markets Income Fund and GNMA Fund, which remained unchanged over the six months. At the end of the period, Cash Investment Trust -- the money market fund -- represented 2% of assets.


                          11 - Scudder Pathway Series

Performance Update as of March 31, 1998
-----------------------------------------------------------------------------
Portfolio Index Comparisons
-----------------------------------------------------------------------------
SCUDDER PATHWAY SERIES: BALANCED PORTFOLIO
----------------------------------------------
                         Total Return
----------------------------------------------
Period Ended  Growth of                Average
3/31/97        $10,000    Cumulative   Annual
----------------------------------------------
1 Year         $12,137       21.37%     21.37%
Life of
Portfolio*     $12,319       23.19%     16.41%
----------------------------------------------
S&P 500 INDEX (50%), LBAB INDEX (35%),
MSCI ALL COUNTRY (EX U.S.) INDEX (10%),
3-MONTH T-BILL (5%)
----------------------------------------------
                         Total Return
----------------------------------------------
Period Ended  Growth of                Average
3/31/97        $10,000    Cumulative   Annual
----------------------------------------------
1 Year         $12,919       29.19%     29.19%
Life of
Portfolio*     $12,896       28.96%     21.05%
----------------------------------------------
* The Portfolio commenced operations on November 15, 1996.
  Index comparisons begin November 30, 1996.

-----------------------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Pathway Series: Balanced Portfolio
Year            Amount
----------------------
11/96*         $10,000
12/96          $10,016
3/97           $10,042
6/97           $10,992
9/97           $11,543
12/97          $11,352
3/98           $12,187

S&P 500 Index
Year            Amount
----------------------
11/96*         $10,000
12/96          $ 9,802
3/97           $10,064
6/97           $11,823
9/97           $12,708
12/97          $13,074
3/98           $14,897

LBAB Index
Year            Amount
----------------------
11/96*         $10,000
12/96          $ 9,907
3/97           $ 9,852
6/97           $10,215
9/97           $10,554
12/97          $10,865
3/98           $11,033

S&P 500 Index (50%), LBAB Index (35%),
MSCI All Country (ex U.S.) Index (10%),
3-month T-Bill (5%)
Year            Amount
----------------------
11/96*         $10,000
12/96          $ 9,858
3/97           $ 9,982
6/97           $11,106
9/97           $11,654
12/97          $11,846
3/98           $12,896

The S&P 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. The Lehman Brothers Aggregate Bond
(LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

-----------------------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended March 31
-----------------------------

                       1997*     1998
                      ----------------
Net Asset Value...    $11.95    $13.76
Income Dividends..    $  .16    $  .48
Capital Gains
Distributions.....    $  .07    $  .21
Portfolio Total
Return (%)........      1.50     21.37
Blended Index Total
Return (%)........      -.18     29.19

Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained some of the Underlying Fund's expenses, the total return for the Portfolio would have been lower.

                           12 - Scudder Pathway Series

PORTFOLIO SUMMARY as of March 31, 1998
-----------------------------------------------------------------------------
PATHWAY BALANCED PORTFOLIO
-----------------------------------------------------------------------------
ASSET ALLOCATION
--------------------------------------
Money Market                        2%
Fix Income                         43%
Equity                             55%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Portfolio's balanced approach
to investing in fixed income and
equity funds was enhanced by the
strong performance of domestic
equities.

--------------------------------------------------------------------------
ASSET CLASS RANGES
--------------------------------------------------------------------------
Money Market                          0-10%
Fixed Income Funds                   25-60%
Equity Funds                         40-70%

Portfolio allocations are derived
from the risk profile for the Fund;
changes are expected to be
modest and infrequent.

--------------------------------------------------------------------------
PORTFOLIO HOLDINGS
--------------------------------------------------------------------------
--------------------------------------------
Scudder Income Fund                     31%
--------------------------------------------
Scudder International Fund              16%
--------------------------------------------
Scudder Classic Growth Fund             15%
--------------------------------------------
Scudder Growth and Income Fund          15%
--------------------------------------------
Scudder High Yield Bond Fund             6%
--------------------------------------------
Scudder Emerging Markets Growth Fund     5%
--------------------------------------------
Scudder Development Fund                 4%
--------------------------------------------
Scudder Emerging Markets Income Fund     3%
--------------------------------------------
Scudder Cash Investment Trust            2%
--------------------------------------------
Scudder GNMA Fund                        2%
--------------------------------------------
Scudder Micro Cap Fund                   1%
--------------------------------------------
                                       100%
--------------------------------------------

Income Fund and International
Fund were increased over the
period due to their relatively
attractive long-term
characteristics.

-----------------------------------------------------------------------------
For more complete details about the Portfolio's investments, see page 18. A monthly Investment Portfolio Summary is available upon request.

                           13 - Scudder Pathway Series

                              Portfolio Highlights

                            Pathway Growth Portfolio

Pathway Growth Portfolio seeks long-term growth of capital by investing primarily in equity mutual funds designed to provide long-term growth. The Portfolio will also invest in bond funds, which offer the potential for capital appreciation as well as income.

For the six-month period ended March 31, 1998, the Portfolio provided a total return of 6.48%, which compares to the 11.80% return of the Portfolio's composite benchmark for the same six-month period. Because our strategy entails gradual, long-term investment allocations, we expect that the Portfolio may underperform its benchmark during short periods. Longer term, the Portfolio's performance since inception has been more competitive than for the six-month period, and we believe the recent underperformance is a short-term phenomenon.

The strong performance of the U.S. equity market benefited many equity investors, but the performance of most growth funds trailed. In this environment, we pursued a long-term strategy aimed at reducing risk and taking advantage of attractive valuations in the fixed income area. This entailed increasing the Portfolio's fixed income fund holdings and reducing equity fund holdings. As a result, our overall equity position declined from 80% to 74% of assets over the six months and fixed income funds rose from 19% to 25% of assets; holdings in the money market fund closed the period at 1% of assets. Decreasing the Portfolio's equity fund exposure was implemented as a result of concerns over the relatively high valuations of U.S. stocks and the corresponding level of perceived risk.

The Portfolio's largest holding, Large Company Growth Fund, was a direct beneficiary of the strong stock market and we increased the Portfolio's exposure to this Fund. Smaller positions in 21st Century Growth Fund and Micro Cap Fund also contributed to performance, but to a lesser extent. In the international area, we reduced our allocation to both funds: International Fund's performance was held back by the crisis in Asia, which also contributed to Emerging Markets Growth Fund's negative return for the period.

The fixed income portion of the Portfolio served as an anchor during this period of increased volatility in the equity markets. As interest rates generally declined over the six months, we increased holdings of Income Fund. We also maintained our commitment to High Yield Bond Fund and Emerging Markets Income Fund, which continued to provide attractive returns and diversification.

                          14 - Scudder Pathway Series

Performance Update as of March 31, 1998
-----------------------------------------------------------------------------
Portfolio Index Comparisons
-----------------------------------------------------------------------------
SCUDDER PATHWAY SERIES: GROWTH PORTFOLIO
----------------------------------------------
                         Total Return
----------------------------------------------
Period Ended  Growth of                Average
3/31/97        $10,000    Cumulative   Annual
----------------------------------------------
1 Year         $12,640       26.40%     26.40%
Life of
Portfolio*     $12,861       28.61%     20.12%
----------------------------------------------
S&P 500 INDEX (60%), MSCI ALL COUNTRY (EX
U.S.) INDEX (20%), LBAB INDEX (15%),
3-MONTH T-BILL (5%)
----------------------------------------------
                         Total Return
----------------------------------------------
Period Ended  Growth of                Average
3/31/97        $10,000    Cumulative   Annual
----------------------------------------------
1 Year         $13,322       33.22%     33.22%
Life of
Portfolio*     $13,331       33.31%     24.10%
----------------------------------------------
*The Portfolio commenced operations on November 15, 1996.
Index comparisons begin November 30, 1996.

-----------------------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------------------
A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Pathway Series: Growth Portfolio
Year            Amount
----------------------
11/96*         $10,000
12/96          $10,058
3/97           $10,058
6/97           $11,357
9/97           $11,939
12/97          $11,560
3/98           $12,713

S&P 500 Index
Year            Amount
----------------------
11/96*         $10,000
12/96          $ 9,802
3/97           $10,064
6/97           $11,823
9/97           $12,708
12/97          $13,074
3/98           $14,897

S&P 500 INDEX (60%), MSCI ALL COUNTRY (EX
U.S.) INDEX (20%), LBAB INDEX (15%),
3-MONTH T-BILL (10%)
Year            Amount
----------------------
11/96*         $10,000
12/96          $ 9,845
3/97           $10,007
6/97           $11,369
9/97           $11,924
12/97          $11,972
3/98           $13,331

The S&P 500 Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter market. The MSCI All Country (ex U.S.) Index is a market value-weighted measure of stocks of 46 countries. The Lehman Brothers Aggregate Bond (LBAB) Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and do not reflect any fees or expenses.

-----------------------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly periods ended March 31
-----------------------------

                       1997*     1998
                      ----------------
Net Asset Value...    $11.92    $14.55
Income Dividends..    $  .16    $  .21
Capital Gains
Distributions.....    $  .13    $  .26
Portfolio Total
Return (%)........      1.75     26.40
Blended Index Total
Return (%)........       .00     33.22

Performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained some of the Underlying Fund's expenses, the total return for the Portfolio would have been lower.

                           15 - Scudder Pathway Series

PORTFOLIO SUMMARY as of March 31, 1998
-----------------------------------------------------------------------------
PATHWAY GROWTH PORTFOLIO
-----------------------------------------------------------------------------
ASSET ALLOCATION
--------------------------------------
Money Market                        1%
Fixed Income                       25%
Equity                             74%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

Despite a slight increase in the
Portfolio's emphasis on fixed
income funds, the Portfolio
continued to emphasize domestic
growth and international equity
funds.

-----------------------------------------------------------------------------
ASSET CLASS RANGES
-----------------------------------------------------------------------------

GROWTH PORTFOLIO

Money Market                           0-5%
Fixed Income Funds                   10-40%
Equity Funds                         60-90%

Portfolio allocations are derived
from the risk profile for the Fund;
changes are expected to be
modest and infrequent.

-----------------------------------------------------------------------------
PORTFOLIO HOLDINGS
-----------------------------------------------------------------------------
--------------------------------------------
Scudder Large Company Growth Fund       28%
--------------------------------------------
Scudder International Fund              20%
--------------------------------------------
Scudder High Yield Bond Fund            10%
--------------------------------------------
Scudder 21st Century Growth Fund         9%
--------------------------------------------
Scudder Micro Cap Fund                   9%
--------------------------------------------
Scudder Emerging Markets Growth Fund     8%
--------------------------------------------
Scudder Income Fund                      8%
--------------------------------------------
Scudder Emerging Markets Income Fund     7%
--------------------------------------------
Scudder Cash Investment Trust            1%
--------------------------------------------
                                       100%
--------------------------------------------

Large Company Growth Fund,
benefited from the favorable
environment for large-cap U.S.
stocks, and continued to anchor
the Portfolio's equity fund
exposure.

-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 19. A monthly Investment Portfolio Summary is available upon request.

                           16 - Scudder Pathway Series

         Investment Portfolio as of March 31, 1998 (Unaudited)

                         Pathway Conservative Portfolio

                                                                               Market
                                                               Shares         Value ($)
---------------------------------------------------------------------------------------
Money Market 6.1%
---------------------------------------------------------------------------------------
Scudder Cash Investment Trust (Cost $1,707,736) ............  1,707,736      1,707,736
                                                                            -----------

Fixed Income 62.0%
---------------------------------------------------------------------------------------
Scudder Emerging Markets Income Fund .......................     49,564        579,409
Scudder GNMA Fund ..........................................    190,089      2,815,212
Scudder High Yield Bond Fund ...............................     85,623      1,137,075
Scudder Income Fund ........................................    957,709     12,862,033
---------------------------------------------------------------------------------------
Total Fixed Income (Cost $17,310,910)                                       17,393,729
---------------------------------------------------------------------------------------

Equity 31.9%
---------------------------------------------------------------------------------------
Scudder Classic Growth Fund ................................     99,407      1,988,137
Scudder Emerging Markets Growth Fund .......................     26,609        389,025
Scudder Growth & Income Fund ...............................     83,649      2,549,619
Scudder International Fund .................................     22,380      1,165,121
Scudder Large Company Value Fund ...........................     66,536      1,994,761
Scudder Small Company Value Fund ...........................     37,898        864,070
---------------------------------------------------------------------------------------
Total Equity (Cost $7,780,339)                                               8,950,733
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $26,798,985) (a)                 28,052,198
---------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $26,809,674. At March 31, 1998, net unrealized appreciation for all securities based on tax cost was $1,242,524. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,295,137 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $52,613. During the six months ended March 31, 1998, purchases and sales of investment securities (excluding money market investments) aggregated $11,624,281 and $1,100,000, respectively.

    The accompanying notes are an integral part of the financial statements.


                           17 - Scudder Pathway Series

         Investment Portfolio as of March 31, 1998 (Unaudited)

                       Pathway Balanced Portfolio

                                                                               Market
                                                               Shares         Value ($)
---------------------------------------------------------------------------------------
Money Market 2.0%
---------------------------------------------------------------------------------------
Scudder Cash Investment Trust (Cost $4,882,732) ...........   4,882,732      4,882,732
                                                                           ------------

Fixed Income 42.5%
---------------------------------------------------------------------------------------
Scudder Emerging Markets Income Fund ......................     595,499      6,961,389
Scudder GNMA Fund .........................................     296,798      4,395,584
Scudder High Yield Bond Fund ..............................   1,037,643     13,779,903
Scudder Income Fund .......................................   5,721,301     76,837,079
---------------------------------------------------------------------------------------
Total Fixed Income (Cost $101,211,729)                                     101,973,955
---------------------------------------------------------------------------------------

Equity 55.5%
---------------------------------------------------------------------------------------
Scudder Classic Growth Fund ...............................   1,856,107     37,122,145
Scudder Development Fund ..................................     289,388     12,437,909
Scudder Emerging Markets Growth Fund ......................     752,419     11,000,361
Scudder Growth & Income Fund ..............................   1,140,817     34,772,096
Scudder International Fund ................................     719,730     37,469,142
Scudder Micro Cap Fund ....................................       5,838        110,799
---------------------------------------------------------------------------------------
Total Equity (Cost $116,242,368)                                           132,912,452
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $222,336,829) (a)               239,769,139
---------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $222,392,632. At March 31, 1998, net unrealized appreciation for all securities based on tax cost was $17,376,507. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $18,789,043 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,412,536. During the six months ended March 31, 1998, purchases and sales of investment securities (excluding money market investments) aggregated $62,721,069 and $14,400,000, respectively.

    The accompanying notes are an integral part of the financial statements.


                           18 - Scudder Pathway Series

         Investment Portfolio as of March 31, 1998 (Unaudited)

                        Pathway Growth Portfolio

                                                                               Market
                                                                 Shares       Value ($)
---------------------------------------------------------------------------------------
Money Market 1.1%
---------------------------------------------------------------------------------------
Scudder Cash Investment Trust (Cost $756,309) ...............   756,309        756,309
                                                                            -----------

Fixed Income 24.9%
---------------------------------------------------------------------------------------
Scudder Emerging Markets Income Fund ........................   358,662      4,192,759
Scudder High Yield Bond Fund ................................   517,066      6,866,637
Scudder Income Fund .........................................   412,993      5,546,502
---------------------------------------------------------------------------------------
Total Fixed Income (Cost $16,628,814)                                       16,605,898
---------------------------------------------------------------------------------------

Equity 74.0%
---------------------------------------------------------------------------------------
Scudder 21st Century Growth Fund ............................   365,758      5,530,257
Scudder Emerging Markets Growth Fund ........................   361,948      5,291,673
Scudder International Fund ..................................   259,891     13,529,930
Scudder Large Company Growth Fund ...........................   660,392     18,907,040
Scudder Micro Cap Fund ......................................   325,574      6,179,396
---------------------------------------------------------------------------------------
Total Equity (Cost $43,083,177)                                             49,438,296
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $60,468,300) (a)                 66,800,503
---------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $60,485,086. At March 31, 1998, net unrealized appreciation for all securities based on tax cost was $6,315,417. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $7,005,341 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $689,924. During the six months ended March 31, 1998, purchases and sales of investment securities (excluding money market investments) aggregated $20,471,352 and $4,700,000, respectively.

    The accompanying notes are an integral part of the financial statements.


                           19 - Scudder Pathway Series

                              Financial Statements

                       Statement of Assets and Liabilities
                        as of March 31, 1998 (Unaudited)

                                                                             Conservative       Balanced          Growth
Assets                                                                        Portfolio        Portfolio         Portfolio
-------------------------------------------------------------------------------------------------------------------------------
                 Investments, at market (for identified cost, see
                   accompanying investment portfolios) .................    $ 28,052,198     $239,769,139     $ 66,800,503
                 Receivable for investments sold .......................          50,000          500,000          200,000
                 Receivable for Portfolio shares sold ..................           7,316        1,269,639           83,116
                 Income receivable .....................................          30,221          149,538           54,111
                                                                            ---------------  ---------------  ----------------
                 Total assets ..........................................      28,139,735      241,688,316       67,137,730
Liabilities
-------------------------------------------------------------------------------------------------------------------------------
                 Payable for investments purchased .....................          80,220          649,908          254,325
                 Payable for Portfolio shares redeemed .................              --          210,719           90,876
                 Dividends payable .....................................           7,829            9,285               --
                                                                            ---------------  ---------------  ----------------
                 Total liabilities .....................................          88,049          869,912          345,201
                ---------------------------------------------------------  ----------------  ---------------  ----------------
                 Net assets, at market value                                $ 28,051,686     $240,818,404     $ 66,792,529
                ---------------------------------------------------------  ----------------  ---------------  ----------------
Net Assets
-------------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Undistributed (overdistributed) net investment income .          (7,493)          64,901          276,385
                 Net unrealized appreciation (depreciation) on
                   investments .........................................       1,253,213       17,432,310        6,332,203
                 Accumulated net realized gain .........................         260,339        6,386,246        1,952,243
                 Paid-in capital .......................................      26,545,627      216,934,947       58,231,698
                ---------------------------------------------------------  ----------------  ---------------  ----------------
                 Net assets, at market value                                $ 28,051,686     $240,818,404     $ 66,792,529
                ---------------------------------------------------------  ----------------  ---------------  ----------------
Net Asset Value
-------------------------------------------------------------------------------------------------------------------------------
                                                                           ----------------  ---------------  ----------------
                 Net Asset Value, offering and redemption price per share         $13.21           $13.76           $14.55
                                                                           ----------------  ---------------  ----------------
                   (outstanding shares of beneficial interest, $.01
                    par value, unlimited number of shares authorized) ..       2,122,880       17,499,983        4,589,320

    The accompanying notes are an integral part of the financial statements.


                           20 - Scudder Pathway Series

                             Statement of Operations
                   six months ended March 31, 1998 (Unaudited)

                                                                          Conservative        Balanced          Growth
Investment Income                                                           Portfolio        Portfolio        Portfolio
-----------------------------------------------------------------------------------------------------------------------------
                 Income:
                 Income distributions from Underlying Funds .........    $    599,871      $  4,587,410     $    625,225
                -------------------------------------------------------  ----------------  ---------------  ----------------
                 Net investment income                                        599,871         4,587,410          625,225
                -------------------------------------------------------  ----------------  ---------------  ----------------

Realized and unrealized gain (loss) on investments
-----------------------------------------------------------------------------------------------------------------------------
                 Net realized gain (loss):
                 Investments ........................................          70,095           649,029          416,157
                 Capital gain distributions from Underlying Funds ...         359,789         7,772,781        2,311,057
                                                                         ----------------  ---------------  ---------------
                                                                              429,884         8,421,810        2,727,214
                                                                         ----------------  ---------------  ---------------
                 Net unrealized appreciation (depreciation) on
                   investments during the period ....................         271,648           (74,551)         836,799
                -------------------------------------------------------  ----------------  ---------------  ----------------
                 Net gain on investment transactions                          701,532         8,347,259        3,564,013
                -------------------------------------------------------  ----------------  ---------------  ----------------
                -------------------------------------------------------  ----------------  ---------------  ----------------
                 Net increase in net assets resulting from operations    $  1,301,403      $ 12,934,669     $  4,189,238
                -------------------------------------------------------  ----------------  ---------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                           21 - Scudder Pathway Series

                       Statement of Changes in Net Assets
                         Pathway Conservative Portfolio

                                                                                             For the Period
                                                                                              November 15,
                                                                                                  1996
                                                                                              (commencement
                                                                             Six Months            of
                                                                                Ended        operations) to
                                                                           March 31, 1998     September 30,
Increase (Decrease) in Net Assets                                            (Unaudited)          1997
-----------------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment income ...................................  $    599,871      $    283,047
                Net realized gain (loss) ................................       429,884           258,193
                Net unrealized appreciation (depreciation) on
                  investments during the period .........................       271,648           981,565
                                                                           ----------------  ----------------
                Net increase in net assets resulting from operations ....     1,301,403         1,522,805
                                                                           ----------------  ----------------
                Distributions to shareholders from:
                Net investment income ...................................      (685,526)         (204,885)
                                                                           ----------------  ----------------
                Net realized gain on investment transactions ............      (419,415)           (8,323)
                                                                           ----------------  ----------------
                Portfolio share transactions:
                Proceeds from shares sold ...............................    12,651,909        17,529,919
                Net asset value of shares issued to shareholders in
                  reinvestment of distributions .........................     1,082,890           206,449
                Cost of shares redeemed .................................    (2,851,256)       (2,099,284)
                                                                           ----------------  ----------------
                Net increase in net assets from Portfolio share
                  transactions ..........................................    10,883,543        15,637,084
                                                                           ----------------  ----------------
                Increase in net assets ..................................    11,080,005        16,946,681
                Net assets at beginning of period .......................    16,971,681            25,000
                Net assets at end of period (including undistributed
                  (overdistributed) net investment income of ($7,493)      ----------------  ----------------
                  and $78,162, respectively) ............................  $ 28,051,686      $ 16,971,681
                                                                           ----------------  ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Portfolio shares
                Shares outstanding at beginning of period ...............     1,279,306             2,083
                                                                           ----------------  ----------------
                Shares sold .............................................       976,467         1,426,617
                Shares issued to shareholders in reinvestment of
                  distributions .........................................        83,865            16,301
                Shares redeemed .........................................      (216,758)         (165,695)
                                                                           ----------------  ----------------
                Net increase in Portfolio shares ........................       843,574         1,277,223
                                                                           ----------------  ----------------
                Shares outstanding at end of period .....................     2,122,880         1,279,306
                                                                           ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                           22 - Scudder Pathway Series

                       Statement of Changes in Net Assets
                           Pathway Balanced Portfolio

                                                                                             For the Period
                                                                                              November 15,
                                                                                                  1996
                                                                                              (commencement
                                                                             Six Months            of
                                                                                Ended        operations) to
                                                                           March 31, 1998     September 30,
Increase (Decrease) in Net Assets                                            (Unaudited)          1997
-----------------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment income ...................................  $  4,587,410      $  2,647,994
                Net realized gain (loss) ................................     8,421,810         1,344,002
                Net unrealized appreciation (depreciation) on
                  investments during the period .........................       (74,551)       17,506,861
                                                                           ----------------  ----------------
                Net increase in net assets resulting from operations ....    12,934,669        21,498,857
                                                                           ----------------  ----------------
                Distributions to shareholders from:
                Net investment income ...................................    (5,106,986)       (2,063,517)
                                                                           ----------------  ----------------
                Net realized gain on investment transactions ............    (3,375,302)           (4,264)
                                                                           ----------------  ----------------
                Portfolio share transactions:
                Proceeds from shares sold ...............................    62,595,565       188,966,219
                Net asset value of shares issued to shareholders in
                  reinvestment of distributions .........................     8,455,171         2,061,385
                Cost of shares redeemed .................................   (26,830,886)      (18,337,507)
                                                                           ----------------  ----------------
                Net increase in net assets from Portfolio share
                transactions ............................................    44,219,850       172,690,097
                                                                           ----------------  ----------------
                Increase in net assets ..................................    48,672,231       192,121,173
                Net assets at beginning of period .......................   192,146,173            25,000
                Net assets at end of period (including undistributed
                  net investment income of $64,901 and $584,477,           ----------------  ----------------
                  respectively) .........................................  $240,818,404      $192,146,173
                                                                           ----------------  ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Portfolio shares
                Shares outstanding at beginning of period ...............    14,166,739             2,083
                                                                           ----------------  ----------------
                Shares sold .............................................     4,710,331        15,422,187
                Shares issued to shareholders in reinvestment of
                  distributions .........................................       646,049           160,369
                Shares redeemed .........................................    (2,023,136)       (1,417,900)
                                                                           ----------------  ----------------
                Net increase in Portfolio shares ........................     3,333,244        14,164,656
                                                                           ----------------  ----------------
                Shares outstanding at end of period .....................    17,499,983        14,166,739
                                                                           ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                           23 - Scudder Pathway Series

                                   Statement of Changes in Net Assets
                                        Pathway Growth Portfolio

                                                                                             For the Period
                                                                                              November 15,
                                                                                                  1996
                                                                                              (commencement
                                                                             Six Months            of
                                                                                Ended        operations) to
                                                                           March 31, 1998     September 30,
Increase (Decrease) in Net Assets                                            (Unaudited)          1997
-----------------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment income ...................................  $    625,225      $    452,702
                Net realized gain (loss) ................................     2,727,214           213,932
                Net unrealized appreciation (depreciation) on
                  investments during the period .........................       836,799         5,495,404
                                                                           ----------------  ----------------
                Net increase in net assets resulting from operations ....     4,189,238         6,162,038
                                                                           ----------------  ----------------
                Distributions to shareholders from:
                Net investment income ...................................      (792,755)           (8,787)
                                                                           ----------------  ----------------
                Net realized gain on investment transactions ............      (981,692)           (7,211)
                                                                           ----------------  ----------------
                Portfolio share transactions:
                Proceeds from shares sold ...............................    21,170,344        49,883,396
                Net asset value of shares issued to shareholders in
                  reinvestment of distributions .........................     1,768,653            15,997
                Cost of shares redeemed .................................    (8,135,515)       (6,496,177)
                                                                           ----------------  ----------------
                Net increase in net assets from Portfolio share
                  transactions ..........................................    14,803,482        43,403,216
                                                                           ----------------  ----------------
                Increase in net assets ..................................    17,218,273        49,549,256
                Net assets at beginning of period .......................    49,574,256            25,000
                Net assets at end of period (including undistributed
                  net investment income of $276,385 and $443,915,          ----------------  ----------------
                  respectively) .........................................  $ 66,792,529      $ 49,574,256
                                                                           ----------------  ----------------
Other Information
-----------------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Portfolio shares
                Shares outstanding at beginning of period ...............     3,503,263             2,083
                                                                           ----------------  ----------------
                Shares sold .............................................     1,546,932         3,994,728
                Shares issued to shareholders in reinvestment of
                  distributions .........................................       133,685             1,342
                Shares redeemed .........................................      (594,560)         (494,890)
                                                                           ----------------  ----------------
                Net increase in Portfolio shares ........................     1,086,057         3,501,180
                                                                           ----------------  ----------------
                Shares outstanding at end of period .....................     4,589,320         3,503,263
                                                                           ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                           24 - Scudder Pathway Series

                              Financial Highlights

                         Pathway Conservative Portfolio

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

                                                                                                      For the Period
                                                                                                    November 15, 1996
                                                                                 Six Months Ended     (commencement
                                                                                  March 31, 1998    of operations) to
                                                                                   (Unaudited)      September 30, 1997
-------------------------------------------------------------------------------------------------------------------------
                                                                                 ----------------------------------------
Net asset value, beginning of period ..........................................      $13.27              $12.00
                                                                                 ----------------------------------------
Income from investment operations:
Net investment income .........................................................         .37                 .39
Net realized and unrealized gain on investment transactions ...................         .30                1.36
                                                                                 ----------------------------------------
Total from investment operations ..............................................         .67                1.75
                                                                                 ----------------------------------------
Less distributions:
From net investment income ....................................................        (.43)               (.33)
From net realized gain on investments .........................................        (.30)               (.15)
                                                                                 ----------------------------------------
Total distributions ...........................................................        (.73)               (.48)
                                                                                 ----------------------------------------

                                                                                 ----------------------------------------
Net asset value, end of period ................................................      $13.21              $13.27
-------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c) ..........................................................        5.27**             14.99**
Ratios and Supplemental Data
Net assets, end of period ($ millions) ........................................          28                  17
Ratio of operating expenses to average daily net assets (%) (b) ...............          --                  --
Ratio of net investment income to average daily net assets (%) ................        5.63*               3.67*
Portfolio turnover rate (%) ...................................................        11.2*               42.0*

(a)   Based on monthly average shares outstanding during the period.
(b) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
(c) Total return would have been lower if the Adviser had not maintained some Underlying Fund's expenses.
*     Annualized
**    Not annualized


                           25 - Scudder Pathway Series

                              Financial Highlights
                           Pathway Balanced Portfolio

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

                                                                                                      For the Period
                                                                                                    November 15, 1996
                                                                                 Six Months Ended    (commencement of
                                                                                  March 31, 1998      operations) to
                                                                                   (Unaudited)      September 30, 1997
-------------------------------------------------------------------------------------------------------------------------
                                                                                 ----------------------------------------
Net asset value, beginning of period                                                 $13.56              $12.00
                                                                                 ----------------------------------------
Income from investment operations:
Net investment income                                                                   .28                 .37
Net realized and unrealized gain on investment transactions                             .45                1.59
                                                                                 ----------------------------------------
Total from investment operations                                                        .73                1.96
                                                                                 ----------------------------------------
Less distributions:
From net investment income                                                             (.32)               (.33)
From net realized gain on investments                                                  (.21)               (.07)
                                                                                 ----------------------------------------
Total distributions                                                                    (.53)               (.40)
                                                                                 ----------------------------------------

                                                                                 ----------------------------------------
Net asset value, end of period                                                       $13.76              $13.56
-------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c)                                                                   5.59**             16.67**
Ratios and Supplemental Data
Net assets, end of period ($ millions)                                                  241                 192
Ratio of operating expenses to average daily net assets (%) (b)                          --                  --
Ratio of net investment income to average daily net assets (%)                         4.25*               2.96*
Portfolio turnover rate (%)                                                            13.7*               24.3*

(a)   Based on monthly average shares outstanding during the period.
(b) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
(c) Total return would have been lower if the Adviser had not maintained some Underlying Fund's expenses.
*     Annualized
**    Not annualized


                           26 - Scudder Pathway Series

                              Financial Highlights
                            Pathway Growth Portfolio

The following table includes selected data for a share outstanding (a) throughout the period and other performance information derived from the financial statements.

                                                                                                      For the Period
                                                                                                    November 15, 1996
                                                                                 Six Months Ended    (commencement of
                                                                                  March 31, 1998      operations) to
                                                                                   (Unaudited)      September 30, 1997
-------------------------------------------------------------------------------------------------------------------------
                                                                                 ----------------------------------------
Net asset value, beginning of period                                                 $14.15              $12.00
                                                                                 ----------------------------------------
Income from investment operations:
Net investment income                                                                   .16                 .29
Net realized and unrealized gain on investment transactions                             .71                2.15
                                                                                 ----------------------------------------
Total from investment operations                                                        .87                2.44
                                                                                 ----------------------------------------
Less distributions:
From net investment income                                                             (.21)               (.16)
From net realized gain on investments                                                  (.26)               (.13)
                                                                                 ----------------------------------------
Total distributions                                                                    (.47)               (.29)
                                                                                 ----------------------------------------

                                                                                 ----------------------------------------
Net asset value, end of period                                                       $14.55              $14.15
-------------------------------------------------------------------------------------------------------------------------
Total Return (%) (c)                                                                   6.48**             20.79**
Ratios and Supplemental Data
Net assets, end of period ($ millions)                                                   67                  50
Ratio of operating expenses to average daily net assets (%) (b)                          --                  --
Ratio of net investment income to average daily net assets (%)                         2.30*               2.09*
Portfolio turnover rate (%)                                                            17.5*               15.1*

(a)   Based on monthly average shares outstanding during the period.
(b) This Portfolio invests in other Scudder Funds, and although the Portfolio did not incur any direct expenses for the period, the Portfolio did bear its share of the operating, administrative and advisory expenses of the Underlying Scudder Funds.
(c) Total return would have been lower if the Adviser had not maintained some Underlying Fund's expenses.
*     Annualized
**    Not annualized


                          27 - Scudder Pathway Series

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

The Conservative, Balanced, and Growth Portfolios (the "Portfolios") are each diversified series of Scudder Pathway Series (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The series is composed of six separate diversified portfolios, four of which are currently offered. These portfolios invest primarily in existing Scudder Funds (the "Underlying Scudder Funds").

These financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed by each Portfolio in the preparation of its financial statements.

Security Valuation. Investments in the Underlying Scudder Funds are valued at the net asset value per share of each Underlying Scudder Fund as of the close of regular trading on the New York Stock Exchange. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

Federal Income Taxes. Each Portfolio is treated as a single corporate taxpayer, as provided for in the Internal Revenue Code, as amended. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Portfolios paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. Distributions from net investment income from the Conservative and Balanced Portfolios are declared and paid quarterly in April, July, October and December. Distributions of net investment income and net realized gains from the Growth Portfolio are made annually. During any particular year net realized gains, in excess of available capital loss carryforwards, would be taxable to each such Portfolio if not distributed and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

The Portfolios use the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of income and capital gains from the Underlying Scudder Funds are recorded on the ex-dividend date. Income is recorded on the accrual basis.

                               B. Related Parties

Effective December 31, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") and The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, formed a new global investment organization by combining Scudder's business with that of Zurich's subsidiary, Zurich Kemper Investments, Inc. As a result of the transaction, Scudder


                           28 - Scudder Pathway Series
changed its name to Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"). The transaction between Scudder and Zurich resulted in the termination of each Portfolio's Investment Management Agreement with Scudder. However, a new Investment Management Agreement (the "Management Agreement") between each Portfolio and Scudder Kemper was approved by the Trust's Board of Trustees and by the Portfolio's Shareholders. Each Management Agreement, which is effective December 31, 1997, is the same in all material respects as the corresponding previous Investment Management Agreement, except that Scudder Kemper is the new investment adviser to the applicable Portfolio.

In accordance with the Management Agreements with Scudder Kemper, the Adviser regularly provides the Portfolios with continuing investment management consistent with each Portfolio's investment objective.

Under the Special Servicing Agreement entered into by the Adviser, the Underlying Scudder Funds, Scudder Service Corporation, Scudder Fund Accounting Corporation, Scudder Investor Services, Inc., Scudder Trust Company and the Portfolios, the Adviser arranges for all services pertaining to the operations of the Portfolios. If the Trustees determine that the aggregate expenses of a Portfolio are less than the estimated savings to the Underlying Scudder Funds from the operation of such Portfolio, each of the Underlying Scudder Funds will bear those expenses in proportion to the average daily value of its shares owned by the respective Portfolio. Consequently, no Underlying Scudder Funds will be expected to carry expenses that are in excess of the estimate of savings to the respective Funds. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have the potential to be invested in the Underlying Scudder Funds. In the event that the financial benefits to the Underlying Scudder Funds do not exceed aggregate expenses of any Portfolio, the Adviser will pay certain costs on behalf of the respective Portfolio. For the six months ended March 31, 1998, the Adviser incurred expenses in the amount of $35,467 on behalf of the Conservative Portfolio. In accordance with the Special Servicing Agreement, no expenses were charged to the Portfolios during the period. The Adviser has assumed the organization costs of each Portfolio.

The Portfolios do not invest in the Underlying Scudder Funds for the purpose of exercising management or control; however, investments within the set limits may represent a significant portion of an Underlying Fund's net assets. At March 31, 1998, the Balanced Portfolio held the following Underlying Funds' outstanding shares: approximately 37% of the Scudder Classic Growth Fund, 10% of the Scudder Income Fund, 8% of the Scudder High Yield Bond Fund, and 5% of the Scudder Emerging Markets Growth Fund. At March 31, 1998, the Growth Portfolio held the following Underlying Funds' outstanding shares: approximately 15% of the Scudder 21st Century Fund and 5% of the Scudder Large Company Growth Fund.


                           29 - Scudder Pathway Series

                           Shareholder Meeting Results

                         Pathway Conservative Portfolio

A Special Meeting of Shareholders (the "Meeting") of Scudder Pathway Series Conservative Portfolio (the "Fund") was held on October 24, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

         For           Against         Abstain         Broker Non-Votes*
         ---           -------         -------         -----------------

       786,758          11,541          39,056                 0

2.    To elect Trustees.


                                                      Number of Votes:
                                                      ----------------

                            Trustee             For                    Withheld
                            -------             ---                    --------

               Dr. Rosita P. Chang            825,191                   12,165

               Edgar R. Fiedler               829,743                   7,613

               Peter B. Freeman               829,617                   7,739

               Dr. J. D. Hammond              829,639                   7,716

               Richard M. Hunt                829,743                   7,613

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise.

                                Number of Votes:
                                ----------------

        For            Against         Abstain         Broker Non-Votes*
        ---            -------         -------         -----------------

      748,523           25,432          62,614                786


                          30 - Scudder Pathway Series

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For           Against         Abstain         Broker Non-Votes*
         ---           -------         -------         -----------------

       772,481          19,647          59,675                786

5. To approve the revision of certain fundamental investment policies.


                                                                      Number of Votes:
                                                                      ----------------
                                                                                                     Broker
             Fundamental Policies                 For             Against          Abstain         Non-Votes*
             --------------------                 ---             -------          -------         ----------

         5.1   Borrowing                        772,728           27,564            36,277             786
         5.2   Senior securities                777,000           22,211            37,358             786
         5.3   Underwriting of securities       776,622           22,583            37,364             786
         5.4   Investment in real estate        774,001           25,204            37,364             786
         5.5   Purchase of physical             773,941           25,204            37,424             786
               commodities
         5.6   Loans                            773,941           25,204            37,424             786

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

           For                      Against                    Abstain
           ---                      -------                    -------

         782,566                     5,685                      49,104

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

                          31 - Scudder Pathway Series

                           Shareholder Meeting Results

                           Pathway Balanced Portfolio

A Special Meeting of Shareholders (the "Meeting") of Scudder Pathway Series Balanced Portfolio (the "Fund") was held on October 24, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

         For           Against         Abstain         Broker Non-Votes*
         ---           -------         -------         -----------------

      6,706,359        149,307          96,084                 0

2.    To elect Trustees.

                                                     Number of Votes:
                                                     ----------------

                       Trustee                 For                    Withheld
                       -------                 ---                    --------

          Dr. Rosita P. Chang               6,817,934                 133,817

          Edgar R. Fiedler                  6,814,638                 137,113

          Peter B. Freeman                  6,813,992                 137,759

          Dr. J. D. Hammond                 6,818,265                 133,486

          Richard M. Hunt                   6,815,607                 136,144

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved December 2, 1997.)

                                Number of Votes:
                                ----------------

         For           Against         Abstain         Broker Non-Votes*
         ---           -------         -------         -----------------

      6,882,052        237,625         162,506               8,143


                          32 - Scudder Pathway Series

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For           Against         Abstain          Broker Non-Votes*
         ---           -------         -------          -----------------

      6,928,266        206,400         147,517                8,143

5. To approve the revision of certain fundamental investment policies.


                                                                      Number of Votes:
                                                                      ----------------
                                                                                                     Broker
             Fundamental Policies                 For             Against          Abstain         Non-Votes*
             --------------------                 ---             -------          -------         ----------

         5.1   Borrowing                       6,574,640          222,315          146,652            8,143
         5.2   Senior securities               6,577,354          142,128          224,126            8,143
         5.3   Underwriting of securities      6,580,782          138,696          224,129            8,143
         5.4   Investment in real estate       6,579,822          140,722          223,064            8,143
         5.5   Purchase of physical            6,576,898          139,604          227,106            8,143
               commodities
         5.6   Loans                           6,577,617          137,819          228,171            8,143

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

            For                      Against                    Abstain
            ---                      -------                    -------

         6,674,463                    72,409                    204,879

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                          33 - Scudder Pathway Series

                           Shareholder Meeting Results

                            Pathway Growth Portfolio

A Special Meeting of Shareholders (the "Meeting") of Scudder Pathway Series Growth Portfolio (the "Fund") was held on October 24, 1997, at the office of Scudder Kemper Investments, Inc. (formerly Scudder, Stevens & Clark, Inc.), Two International Place, Boston, Massachusetts 02110. At the Meeting, as adjourned and reconvened, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below). With regard to certain proposals, it was recommended that the Meeting be reconvened in order to provide shareholders with an additional opportunity to return their proxies. The date of the reconvened meeting at which the matters were decided is noted after the proposed matter.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.


                                Number of Votes:
                                ----------------

         For           Against         Abstain         Broker Non-Votes*
         ---           -------         -------         -----------------

      1,616,361         87,327          27,957                 0

2.    To elect Trustees.


                                                     Number of Votes:
                                                     ----------------

                        Trustee                For                     Withheld
                        -------                ---                     --------

           Dr. Rosita P. Chang              1,640,573                   91,073

           Edgar R. Fiedler                 1,640,855                   90,790

           Peter B. Freeman                 1,640,706                   90,940

           Dr. J. D. Hammond                1,640,583                   91,062

           Richard M. Hunt                  1,640,583                   91,062

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise. (Approved December 2, 1997.)

                                Number of Votes:
                                ----------------

          For          Against          Abstain        Broker Non-Votes*
          ---          -------          -------        -----------------

       1,814,156       120,388           72,084              18,612


                          34 - Scudder Pathway Series

4. To approve certain amendments to the Declaration of Trust. Sufficient proxies had not been received by December 2, 1997 to approve the amendments to the Declaration of Trust. Management has determined not to continue to seek shareholder approval for this item.

                                Number of Votes:
                                ----------------

         For            Against         Abstain         Broker Non-Votes*
         ---            -------         -------         -----------------

      1,833,014         119,615          54,000               18,612

5. To approve the revision of certain fundamental investment policies.


                                                                      Number of Votes:
                                                                      ----------------
                                                                                                     Broker
             Fundamental Policies                 For             Against          Abstain         Non-Votes*
             --------------------                 ---             -------          -------         ----------

         5.1   Borrowing                       1,547,497          113,323           52,213           18,612
         5.2   Senior securities               1,550,140          57,854           105,039           18,612
         5.3   Underwriting of securities      1,550,249          56,134           106,649           18,612
         5.4   Investment in real estate       1,550,009          57,985           105,039           18,612
         5.5   Purchase of physical            1,550,117          57,400           105,515           18,612
               commodities
         5.6   Loans                           1,550,117          57,400           105,515           18,612

6. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.


                                Number of Votes:
                                ----------------

           For                      Against                    Abstain
           ---                      -------                    -------

        1,616,802                    29,988                     84,855

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


                          35 - Scudder Pathway Series

                              Officers and Trustees


Daniel Pierce*
President

Dr. Rosita P. Chang
Trustee; Professor of Finance,
University of Rhode Island

Edgar R. Fiedler
Trustee; Vice President and
Economic Counsellor, The
Conference Board, Inc.

Peter B. Freeman
Trustee; Corporate Director and
Trustee

Dr. J. D. Hammond
Trustee; Dean, Smeal College of
Business Administration,
Pennsylvania State University

Richard M. Hunt
Trustee; University Marshal and
Senior Lecturer, Harvard
University

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

Kathryn L. Quirk*
Vice President and Assistant
Secretary

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.

                          36 - Scudder Pathway Series

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Growth and Income Fund
    Scudder International Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                           37 - Scudder Pathway Series

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                           38 - Scudder Pathway Series


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      Scudder funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                           39 - Scudder Pathway Series

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.


Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER

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